UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2005 (February 1, 2005)

KFx Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14176	84-1079971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Street, Suite 745, Denver, Colorado	80206
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 293-2992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This report on Form 8-K/A amends our Form 8-K filed on February 7, 2005 in its entirety to supplement disclosure in Item 5.02.

Item 1.01 Entry into a Material Definitive Agreement.

See disclosure in Item 5.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Mr. Hobbs

On February 1, 2005, C. Scott Hobbs resigned as our President and Chief Operating Officer, but remained an employee of our company through February 18, 2005. At February 1, 2005, Mr. Hobbs held (i) options to purchase 100,000 shares of common stock at $7.75 per share under our 1996 Stock Option and Incentive Plan, 20,000 of which were fully vested, and (ii) options to purchase 500,000 shares of our common stock at $7.75 per share under our 2002 Stock Incentive Plan, 100,000 of which were fully vested. In recognition of Mr. Hobbs’ contributions to our company, our Compensation Committee approved the extension of the exercise period of the vested portions of such options for a period of three months from February 18, 2005, the last day of his employment.

Appointment of Mr. Hanfling

On February 1, 2005, our Compensation Committee and Board of Directors appointed Mr. Robert I. Hanfling as our President and Chief Operating Officer and approved the terms of an employment agreement with Mr. Hanfling. On February 15, 2005, we entered into an employment agreement with Mr. Hanfling with an effective date of February 1, 2005. Under the at-will employment agreement, Mr. Hanfling will be entitled to an annual salary of $250,000, and after his first year of employment, our Board agreed to grant him a guaranteed bonus of $100,000.

Under the employment agreement, subject to the approval of the American Stock Exchange (AMEX), Mr. Hanfling was granted inducement options exercisable for an aggregate of 1,000,000 shares of common stock with an exercise price of $13.81 per share, the closing price of our common stock as reported by AMEX on February 1, 2005. These inducement options were granted without stockholder approval as an inducement material to Mr. Hanfling entering into employment with our company, approved by our Compensation Committee and issued in accordance with the AMEX Company Guide Rule 711. Subject to continued employment, options for 600,000 of these shares vest 20% on each of January 3, 2006, January 2, 2007, January 2, 2008, January 2, 2009 and January 5, 2010. Subject to continued employment and the condition that our Board does not elect to terminate the option on or before January 2, 2006, options for 400,000 of these shares vest 20% on each of January 3, 2006, January 2, 2007, January 2, 2008, January 2, 2009 and January 5, 2010. Each option expires on January 31, 2012.

Under the employment agreement, we agreed that upon approval at the next regularly scheduled meeting of our Board and Compensation Committee, we will grant to Mr. Hanfling 100,000 shares of our restricted common stock from our 2002 Stock Incentive Plan to the extent such shares are available. If 100,000 shares are not available under the 2002 Stock Incentive Plan, then the portion of the 100,000 shares of restricted stock that could not be granted under the 2002 Stock Incentive Plan will be granted as an inducement grant outside of the plan, subject to AMEX approval. Subject to continued employment, 20% of the restricted shares will vest on each January 2 beginning in 2006 and ending in 2010.

The employment agreement was filed as Exhibit 99.1 to the Form 8-K filed on February 22, 2005 and the contents of that exhibit are incorporated herein by reference. The forms of option agreements were filed as Exhibits 99.2 and 99.3 to the Form 8-K filed on February 22, 2005 and the contents of those exhibits are incorporated herein by reference. The foregoing description of the terms of the employment agreement and the option agreements are qualified in their entirety by reference to such Exhibits.

Mr. Hanfling began his career in the 1960s at United Nuclear Corporation. In the 1970s, he held senior positions in the Department of Energy, or DOE, and its predecessor agency, the Federal Energy Administration, in the Ford and Carter administrations. In the 1990s, he served on the Secretary of Energy Advisory Board for eight years under three DOE secretaries, and was Chairman of the Board for four of those years. After leaving the federal government and up to the present, Mr. Hanfling has served as an independent business consultant and corporate manager. Many of his assignments were with energy and technology companies, including as a Senior Consultant to Charles River Associates Incorporated, an economic, finance and business consulting firm, and as Energy Consultant for Sullivan & Worcester, LLC. During the last five years, Mr. Hanfling also advised (i) PacifiCorp, an electricity producer, and its stakeholders during the development of its six-state regulatory structure, (ii) the New England Power Pool, or NEPOOL, an association of entities that are engaged in the electric power business in New England, as a member of its independent board of review for dispute resolution, and (iii) the United States Enrichment Corp., Inc., or USEC, a global energy company, as a consultant. Since 2002, Mr. Hanfling has served as Trustee in Bankruptcy for ATG, Inc., a radioactive and hazardous waste management company. Mr. Hanfling obtained a BChE in 1959 from Rensselaer Polytechnic Institute, a MS NuclE in 1961 from West Virginia University and an MBA with a concentration in International Trade from The City University of New York in 1965.

We issued a press release on February 2, 2005, regarding these matters, which is furnished as Exhibit 99.1 to this report.

Mr. Hanfling, who is 66, is not related to any of our directors or executive officers and has no relationships or transactions with our company outside the context of his employment.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated February 2, 2005 announcing the appointment of Mr. Hanfling. *

99.2
Employment Agreement with KFx Inc. and Mr. Hanfling effective February 1, 2005, dated February 15, 2005. Filed as Exhibit 99.1 on Form 8-K filed on February 22, 2005 and incorporated herein by reference.

99.3	Form of KFx Inc. Option Agreement for inducement grants. Filed as Exhibit 99.2 on Form 8-K filed on February 22, 2005 and incorporated herein by reference.

99.4
Form of KFx Inc. Option Agreement for inducement grants, which allows for termination of grant by the Board of Directors. Filed as Exhibit 99.3 on Form 8-K filed on February 22, 2005 and incorporated herein by reference.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	KFx Inc. By: /s/ Matthew V. Elledge Matthew V. Elledge Vice President and Chief Financial Officer